United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 27, 2024

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8707 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

949-418-7804

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 27, 2024, Cheetah Net Supply Chain Service Inc., a North Carolina corporation (the “Corporation”), entered into a stock purchase agreement (the “Agreement”) with (i) TW & EW Services Inc, a California corporation (the “Target”), (ii) Jiancheng Li, a Chinese individual, (iii) Weishu Guo, a Chinese individual, and (iv) Jianhui Li, a Chinese individual (Jiancheng Li, Weishu Guo, and Jianhui Li are collectively referred to as the “Sellers”).

Pursuant to the Agreement, the Corporation agreed to acquire 100% of the equity interests in the Target from the Sellers (the “Acquisition”). The consideration for the Acquisition includes a cash payment of $200,000 and the issuance of the Corporation’s Class A common stock valued at $800,000 (the “Shares”), with a per-share price at $1.704. The cash consideration will be paid to the Sellers on or before December 4, 2024; the Shares will be issued to the Sellers on or before December 20, 2024. The Shares are offered in a private transaction and are not registered under the Securities Act of 1933 (the “Act”), relying on the exemption provided by Regulation S under the Act, which pertains to offerings made outside the United States. Upon the closing of the Acquisition, the Target will become a wholly-owned subsidiary of the Corporation. The Agreement contains customary covenants, closing conditions, and other obligations and rights of the parties.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events.

On December 2, 2024, the Company issued a press release to announce the entry into the Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Agreement dated November 27, 2024 by and among the Company, the Target, and the Sellers
99.1	Press Release dated December 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors